Exhibit 10.2

Amendment to CORREX Services Agreement

By and Between TRX Europe Ltd. and

Hogg Robinson Plc

This Amendment (“Amendment”), effective as of this 1st day of January, 2009 (“Effective Date”), amends the CORREX Services Agreement (the “Agreement”) dated April 1, 2006, by and between TRX Europe Ltd. (“TRX”) and Hogg Robinson Plc, (“User”) as follows:

WITNESSETH

WHEREAS, User and TRX entered into that certain Agreement, pursuant to which TRX agreed to provide certain CORREX Services to (amongst others) User and Affiliates;

WHEREAS, User wishes to incorporate that certain Preferred Escrow Agreement (“Escrow Agreement”), effective May 31, 2004, between TRX, Inc. and User into the Agreement by reference, and incorporate certain other changes;

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions hereinafter set forth, the parties hereto agree as follows:

1.	Section 3 (Grant of Rights) of the Agreement, is amended to include the following subparagraph:

*

2.	Section 4 (TRX’s Proprietary Rights; User Restrictions) of the Agreement is amended to include the following subparagraph:

“4.6	TRX shall provide all such assistance as User may reasonably require in order to facilitate the execution of an appropriate amendment to the Escrow Agreement so that User is able to access and use the proprietary technology for the CORREX Software and Services in accordance with the terms of the Escrow Agreement. “

3.	Section 7.2 of the Agreement is hereby deleted and replaced with the following:

“Beginning upon January 1, 2012, TRX may, annually, in its reasonable discretion and upon reasonable notice to User (which shall in no event be less than forty-five (45) days prior to such increase), increase the fees by the percentage increase in the Retail Prices Index (for all items excluding mortgage interest payments) (RPIX), as reported by the U.K. Office of National Statistics for the twelve (12) months preceding the notice by TRX of such increase in fees.”

* Confidential Treatment Requested

4.	Section 10.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“The initial term of the Agreement shall begin upon the Effective Date and end as of January 1, 2012 (“Initial Term”). The Agreement shall automatically renew for a subsequent two-year term (the “Renewal Term”, and the Initial Term and any Renewal Term being collectively the “Term”) unless either party provides written notice of non-renewal at least sixty (60) days prior to the end of the Initial Term, without prejudice to TRX’s obligations pursuant to Section 10.4 below. *

5.	Exhibit B of the Agreement is amended by replacing the table in the Exhibit with the following:

*

* Confidential Treatment Requested

6.	Exhibit B of the Agreement is amended under the section heading “Transaction Fee” as follows:

*

A new sub-section (e) is added as follows:

*

7.	Exhibit B of the Agreement is amended to include the following under the section heading “Current Charges for Other Services”:

*

8.	Exhibit B of the Agreement is amended to include the following section:

“Consultancy:

(i)	Schedule change automation development – up to * days

(ii)	“Un-ticketed” process development – up to * days

Consultancy in (i) and (ii) above shall be provided * to User (and may be used by User and/or any member of its Group), * User or its relevant Group member shall reimburse TRX for any pre-approved, actual out of pocket expenses. *

9.	The Amended and Restated Software Licence Agreement (“License Agreement”) between e-TRX Ltd. and Hogg Robinson Plc dated January 1, 2004 is hereby terminated. Neither party shall have any further obligation to the other with regard to the terms and conditions of such License Agreement.

10.	*

Except as specifically amended herein, all provisions of the Agreement shall remain in full force and effect between the parties.

* Confidential Treatment Requested

IN WITNESS WHEREOF, the undersigned duly authorized representatives of the parties hereto have made and entered in this Amendment as of the date first written above.

TRX Europe, Ltd.		Hogg Robinson Plc

Signed:	/s/ David D. Cathcart	Signed:	/s/ Bill Brindle

Name:	David D. Cathcart	Name:	Bill Brindle

Title:	Director	Title:	Director

Date:	3 Feb 2009	Date:	19 Jan 09

4